Consolidated Quarterly Holdings Report
for
Strategic Advisers® Fidelity® Alternatives Fund
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public
August 31, 2026
SAF-NPRT1-1026
1.9918628.101
Alternative Funds - 60.0%
	Shares	Value ($)
Absolute Convertible Arbitrage Fund Investor Shares	16,301,492	194,639,809
AQR Equity Market Neutral Fund Class R6	8,540	103,587
BlackRock Global Equity Market Neutral Fund A Shares	38,547,210	580,520,977
BlackRock Systematic Multi-Strategy Fund Investor A Shares	35,186,301	362,770,766
BlackRock Tactical Opportunities Fund Class K Shares	1,587,302	28,253,968
Fidelity SAI Alternative Risk Premia Commodity Strategy Fund (d)	7,094,963	54,844,067
Fidelity SAI Alternative Risk Premia Currency Strategy Fund (d)	5,921,516	54,714,807
Fidelity SAI Convertible Arbitrage Fund (d)	60,349,681	682,554,892
Fidelity SAI Managed Futures Fund (d)	24,943,184	295,077,866
Fidelity SAI Merger Arbitrage Fund (d)	63,153,488	669,426,969
Stone Ridge Diversified Alternatives Fund Class I	33,072,293	351,227,752
TOTAL ALTERNATIVE FUNDS (Cost $3,188,287,778)		3,274,135,460

Common Stocks - 9.9%
	Shares	Value ($)
AUSTRALIA - 0.4%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Santos Ltd	546,604	3,188,409
Materials - 0.3%
Chemicals - 0.1%
Orica Ltd	293,145	4,669,805
Metals & Mining - 0.2%
BHP Group Ltd (United Kingdom)	248,960	11,951,985
TOTAL MATERIALS		16,621,790
TOTAL AUSTRALIA		19,810,199
BELGIUM - 0.0%
Utilities - 0.0%
Electric Utilities - 0.0%
Elia Group SA/NV	22,261	3,317,486
CANADA - 0.4%
Consumer Discretionary - 0.1%
Specialty Retail - 0.1%
Aritzia Inc Subordinate Voting Shares (a)	45,557	4,341,219
Financials - 0.2%
Banks - 0.2%
Royal Bank of Canada	42,591	8,709,037
Materials - 0.1%
Containers & Packaging - 0.1%
CCL Industries Inc Class B	119,977	8,050,695
TOTAL CANADA		21,100,951
CHINA - 0.3%
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
PDD Holdings Inc Class A ADR (a)	68,368	5,742,912
Industrials - 0.0%
Ground Transportation - 0.0%
Full Truck Alliance Co Ltd ADR	274,281	2,323,160
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
China Overseas Land & Investment Ltd	5,490,000	8,775,932
TOTAL CHINA		16,842,004
FINLAND - 0.2%
Consumer Discretionary - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
Amer Sports Inc (a)	256,618	7,839,680
Industrials - 0.1%
Machinery - 0.1%
Kone Oyj B Shares	66,288	4,063,892
TOTAL FINLAND		11,903,572
FRANCE - 0.6%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
TotalEnergies SE	79,071	6,937,047
Financials - 0.4%
Banks - 0.3%
BNP Paribas SA	109,350	13,018,944
Insurance - 0.1%
SCOR SE	196,925	7,726,777
TOTAL FINANCIALS		20,745,721
Industrials - 0.1%
Building Products - 0.1%
Cie de Saint-Gobain SA	46,506	4,215,065
TOTAL FRANCE		31,897,833
GERMANY - 0.4%
Financials - 0.2%
Banks - 0.2%
Commerzbank AG Exchange Offer shares	267,984	12,510,215
Industrials - 0.1%
Machinery - 0.1%
Daimler Truck Holding AG	70,915	3,854,154
Materials - 0.1%
Construction Materials - 0.1%
Heidelberg Materials AG	42,093	8,023,124
TOTAL GERMANY		24,387,493
ITALY - 0.1%
Financials - 0.1%
Financial Services - 0.1%
Nexi SpA (b)(c)	1,407,954	7,200,706
JAPAN - 0.2%
Consumer Discretionary - 0.1%
Automobile Components - 0.1%
Nifco Inc/Japan	125,100	4,150,423
Consumer Staples - 0.1%
Household Products - 0.1%
Lion Corp	434,700	5,168,780
TOTAL JAPAN		9,319,203
KOREA (SOUTH) - 0.5%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
KT Corp	116,050	4,534,789
Information Technology - 0.4%
Semiconductors & Semiconductor Equipment - 0.2%
SK Hynix Inc	7,851	9,612,133
Technology Hardware, Storage & Peripherals - 0.2%
Samsung Electronics Co Ltd	60,657	11,534,364
TOTAL INFORMATION TECHNOLOGY		21,146,497
TOTAL KOREA (SOUTH)		25,681,286
NETHERLANDS - 0.1%
Financials - 0.1%
Insurance - 0.1%
NN Group NV	53,619	4,845,473
NORWAY - 0.1%
Financials - 0.1%
Insurance - 0.1%
Storebrand ASA A Shares	294,369	6,452,096
SPAIN - 0.7%
Consumer Discretionary - 0.2%
Specialty Retail - 0.2%
Industria de Diseno Textil SA	149,549	10,052,887
Industrials - 0.1%
Machinery - 0.1%
Fluidra SA	179,697	4,057,654
Utilities - 0.4%
Electric Utilities - 0.2%
Redeia Corp SA	605,674	10,749,795
Gas Utilities - 0.2%
Naturgy Energy Group SA	349,005	11,931,235
TOTAL UTILITIES		22,681,030
TOTAL SPAIN		36,791,571
SWEDEN - 0.2%
Consumer Discretionary - 0.1%
Automobile Components - 0.1%
Autoliv Inc	53,388	6,471,159
Industrials - 0.1%
Machinery - 0.1%
Volvo AB B Shares	154,540	5,574,294
TOTAL SWEDEN		12,045,453
SWITZERLAND - 0.1%
Materials - 0.1%
Chemicals - 0.1%
DSM-Firmenich AG	35,240	3,913,941
TAIWAN - 0.3%
Communication Services - 0.1%
Wireless Telecommunication Services - 0.1%
Far EasTone Telecommunications Co Ltd	1,058,000	3,370,055
Information Technology - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Taiwan Semiconductor Manufacturing Co Ltd	162,000	12,181,516
TOTAL TAIWAN		15,551,571
THAILAND - 0.2%
Consumer Staples - 0.2%
Consumer Staples Distribution & Retail - 0.2%
CP ALL PCL	6,074,700	8,474,941
UNITED KINGDOM - 0.6%
Communication Services - 0.1%
Interactive Media & Services - 0.1%
Autotrader Group PLC (b)(c)	599,779	4,291,059
Financials - 0.2%
Banks - 0.2%
Standard Chartered PLC	362,945	10,540,711
Health Care - 0.1%
Health Care Equipment & Supplies - 0.1%
Convatec Group PLC (b)(c)	2,204,437	6,798,440
Industrials - 0.1%
Professional Services - 0.1%
RELX PLC	204,131	7,324,475
Utilities - 0.1%
Electric Utilities - 0.1%
SSE PLC	179,092	5,887,212
TOTAL UNITED KINGDOM		34,841,897
UNITED STATES - 4.5%
Communication Services - 0.1%
Interactive Media & Services - 0.1%
Meta Platforms Inc Class A	12,777	7,312,788
Consumer Discretionary - 0.3%
Automobile Components - 0.0%
LCI Industries	27,535	2,770,847
Hotels, Restaurants & Leisure - 0.2%
Marriott International Inc/MD Class A1	31,736	10,846,095
Specialty Retail - 0.1%
Floor & Decor Holdings Inc Class A (a)	104,781	5,267,341
TOTAL CONSUMER DISCRETIONARY		18,884,283
Consumer Staples - 0.4%
Consumer Staples Distribution & Retail - 0.4%
Dollar Tree Inc (a)	93,648	11,854,900
Sprouts Farmers Market Inc (a)	96,719	7,934,827
TOTAL CONSUMER STAPLES		19,789,727
Energy - 0.2%
Energy Equipment & Services - 0.2%
Tenaris SA	298,834	8,340,860
Financials - 1.3%
Banks - 0.6%
JPMorgan Chase & Co	25,645	9,130,132
Wells Fargo & Co	154,476	13,345,182
Zions Bancorp NA	155,920	10,398,305
		32,873,619
Capital Markets - 0.5%
Franklin Templeton Inc	267,405	9,131,881
Morgan Stanley	55,182	11,771,424
Tradeweb Markets Inc Class A	62,488	6,729,958
		27,633,263
Financial Services - 0.2%
Apollo Global Management Inc	80,476	10,991,412
TOTAL FINANCIALS		71,498,294
Health Care - 0.3%
Health Care Equipment & Supplies - 0.1%
Insulet Corp (a)	21,372	3,177,161
Pharmaceuticals - 0.2%
Bristol-Myers Squibb Co	183,795	12,279,344
TOTAL HEALTH CARE		15,456,505
Industrials - 0.5%
Aerospace & Defense - 0.1%
L3Harris Technologies Inc	29,318	7,805,918
Air Freight & Logistics - 0.2%
FedEx Corp	24,385	7,983,649
Commercial Services & Supplies - 0.1%
Clean Harbors Inc (a)	18,512	5,835,908
Electrical Equipment - 0.1%
Nextpower Inc (a)	38,543	3,161,682
TOTAL INDUSTRIALS		24,787,157
Information Technology - 0.7%
Communications Equipment - 0.3%
Motorola Solutions Inc	28,422	13,793,197
IT Services - 0.2%
Cognizant Technology Solutions Corp Class A	175,632	11,342,314
Software - 0.2%
Microsoft Corp	26,631	13,509,640
TOTAL INFORMATION TECHNOLOGY		38,645,151
Materials - 0.6%
Chemicals - 0.4%
International Flavors & Fragrances Inc	116,041	10,017,820
Linde PLC	22,447	10,989,602
		21,007,422
Construction Materials - 0.2%
James Hardie Industries PLC depository receipt (a)	417,758	12,420,670
TOTAL MATERIALS		33,428,092
Utilities - 0.1%
Electric Utilities - 0.0%
NRG Energy Inc	25,079	2,761,699
Multi-Utilities - 0.1%
Ameren Corp	39,832	4,222,591
TOTAL UTILITIES		6,984,290
TOTAL UNITED STATES		245,127,147
TOTAL COMMON STOCKS (Cost $493,743,809)		539,504,823

Fixed-Income Funds - 10.5%
	Shares	Value ($)
Eaton Vance Global Macro Absolute Return Advantage Fund Class A (Cost $531,330,671)	45,420,761	574,118,416

Money Market Funds - 16.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	3.69	4,816,306	4,817,269
Fidelity Investments Money Market Government Portfolio - Institutional Class (d)(h)	3.60	477,372,858	477,372,858
State Street Institutional U.S. Government Money Market Fund Premier Class (h)	3.62	437,988,852	437,988,852
TOTAL MONEY MARKET FUNDS (Cost $920,178,979)			920,178,979

Purchased Options - 0.1%
	Clearinghouse / Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Put Options
S&P 500 Index	Chicago Board Options Exchange	115	88,390,610	7,220	10/2026	391,000
S&P 500 Index	Chicago Board Options Exchange	105	80,704,470	6,850	9/2026	36,750
S&P 500 Index	Chicago Board Options Exchange	111	85,316,154	7,450	11/2026	1,155,510
S&P 500 Index	Chicago Board Options Exchange	174	133,738,836	4,850	7/2027	686,430
S&P 500 Index	Chicago Board Options Exchange	173	132,970,222	4,600	6/2027	510,350
S&P 500 Index	Chicago Board Options Exchange	148	113,754,872	5,100	8/2027	795,500

						3,575,540
TOTAL PURCHASED OPTIONS (Cost $6,526,126)						3,575,540

TOTAL INVESTMENT IN SECURITIES - 97.4% (Cost $5,140,067,363)	5,311,513,218
NET OTHER ASSETS (LIABILITIES) - 2.6% (e)(f)	144,013,143
NET ASSETS - 100.0%	5,455,526,361

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
ASX 24 S&P/ASX 200 Index Contracts (Australia)	50	9/2026	8,083,248	(38,272)
ASX 24 S&P/ASX 200 Index Contracts (Australia)	4	12/2026	651,174	(777)
CBOT 10Y US Treasury Notes Contracts (United States)	1,813	12/2026	195,379,078	(1,125,740)
CBOT 10Y Ultra US Treasury Notes Contracts (United States)	578	12/2026	63,291,000	(370,985)
CBOT US Treasury Long Bond Contracts (United States)	640	12/2026	69,620,000	(420,793)
CBOT US Treasury Ultra Bond Contracts (United States)	323	12/2026	35,590,563	(267,738)
CEC Gold Bullion Contracts (United States)	268	12/2026	120,104,200	9,441,445
CME Australian Dollar Contracts (United States)	657	9/2026	47,060,910	1,093,640
CME Australian Dollar Contracts (United States)	8	12/2026	572,120	325
CME Cattle Feeder Contracts (United States)	26	10/2026	4,121,325	(167,350)
CME Cattle Feeder Contracts (United States)	11	9/2026	1,767,975	(91,751)
CME Cattle Feeder Contracts (United States)	18	11/2026	2,793,825	(171,756)
CME E-Mini Nasdaq 100 Index Contracts (United States)	7	9/2026	4,131,820	57,414
CME E-Mini S&P 500 Index Contracts (United States)	306	9/2026	117,794,700	3,640,656
CME E-Mini S&P 500 Index Contracts (United States)	1	12/2026	388,338	(2,214)
CME Euro/CZK Cross-Currency Rate Contracts (United States)	11	9/2026	2,114,857	11,228
CME Euro/HUF Cross-Currency Rate Contracts (United States)	34	9/2026	3,240,139	(53,685)
CME Euro/PLZ Cross-Currency Rate Contracts (United States)	36	9/2026	4,827,634	(71,687)
CME Live Cattle Contracts (United States)	17	4/2027	1,482,230	(17,141)
CME Live Cattle Contracts (United States)	5	2/2027	432,950	2,518
CME Live Cattle Contracts (United States)	84	10/2026	7,145,880	(398,613)
CME Live Cattle Contracts (United States)	55	12/2026	4,720,650	(242,263)
CME Mexican Peso Contracts (United States)	412	9/2026	12,108,680	366,805
CME Mexican Peso Contracts (United States)	6	12/2026	175,080	(11)
CME New Zealand Dollar Contracts (United States)	146	9/2026	8,639,550	(49,652)
CME New Zealand Dollar Contracts (United States)	1	12/2026	59,315	(222)
CME South African Rand Contracts (United States)	234	9/2026	7,256,925	170,735
CME United Kingdom Pound Contracts (United States)	264	9/2026	22,355,850	260,944
CME United Kingdom Pound Contracts (United States)	4	12/2026	338,800	(801)
COMEX Copper Contracts (United States)	55	12/2026	9,195,313	(3,283)
COMEX Copper Contracts (United States)	1	3/2027	169,663	673
Cboe VIX Index Contracts (United States)	107	11/2026	2,038,404	(94,841)
Cboe VIX Index Contracts (United States)	43	12/2026	827,750	(12,578)
Cboe VIX Index Contracts (United States)	352	9/2026	5,829,226	(645,214)
Cboe VIX Index Contracts (United States)	300	10/2026	5,532,750	(336,843)
Eurex Euro-BTP Contracts (Germany)	306	9/2026	40,928,260	(756,217)
Eurex Euro-BTP Contracts (Germany)	11	12/2026	1,461,439	(982)
ICE Brent Crude Oil Contracts (United Kingdom)	13	10/2026	1,148,810	9,655
ICE Brent Crude Oil Contracts (United Kingdom)	61	9/2026	5,519,890	13,561
ICE Coffee C Contracts (United States)	1	3/2027	112,238	(2,496)
ICE Coffee C Contracts (United States)	15	12/2026	1,752,188	20,606
ICE Coffee Robusta Contracts (United Kingdom)	5	1/2027	175,900	(8,016)
ICE Coffee Robusta Contracts (United Kingdom)	48	11/2026	1,693,920	(108,930)
ICE FTSE 100 Index Contracts (United Kingdom)	567	9/2026	83,251,363	1,067,323
ICE Frozen Concentrated Orange Juice Contracts (United States)	6	11/2026	123,525	(8,783)
ICE Gas Oil Contracts (United Kingdom)	10	9/2026	1,347,750	489,939
ICE Gas Oil Contracts (United Kingdom)	8	12/2026	925,800	51,541
ICE Gas Oil Contracts (United Kingdom)	34	10/2026	4,363,900	347,287
ICE Gas Oil Contracts (United Kingdom)	9	11/2026	1,095,300	53,315
ICE Long GILT Futures (United Kingdom)	1,043	12/2026	121,738,647	27,795
IDEM FTSE MIB Index Contracts (Italy)	64	9/2026	19,585,034	203,434
KRX KOSPI 200 Index Contracts (South Korea)	1	12/2026	195,642	687
KRX KOSPI 200 Index Contracts (South Korea)	133	9/2026	25,968,165	(3,914,056)
KRX USD Contracts (South Korea)	11	10/2026	110,451	(4)
KRX USD Contracts (South Korea)	1,110	9/2026	11,113,070	(357,849)
NYMEX Gasoline RBOB Contracts (United States)	17	9/2026	2,196,978	152,235
NYMEX Gasoline RBOB Contracts (United States)	3	11/2026	344,245	31,284
NYMEX Gasoline RBOB Contracts (United States)	6	10/2026	728,078	41,077
NYMEX Gasoline RBOB Contracts (United States)	1	12/2026	110,951	5,303
NYMEX Heating Oil Contracts (United States)	1	11/2026	171,163	22,678
NYMEX Heating Oil Contracts (United States)	8	9/2026	1,481,962	118,190
NYMEX Heating Oil Contracts (United States)	2	10/2026	357,143	20,135
NYMEX Natural Gas Contracts (United States)	297	9/2026	8,716,950	357,609
NYMEX Natural Gas Contracts (United States)	4	1/2027	143,760	(1,748)
NYMEX Natural Gas Contracts (United States)	35	10/2026	1,072,400	17,472
NYMEX Natural Gas Contracts (United States)	8	11/2026	281,440	(8,235)
NYMEX Natural Gas Contracts (United States)	7	12/2026	276,010	(8,604)
OSE TOPIX Contracts (Japan)	61	9/2026	15,907,731	693,636
OSE TOPIX Contracts (Japan)	1	12/2026	259,374	90
SGX FTSE China A50 Index Contracts (Singapore)	1,237	9/2026	18,186,374	82,871
SGX FTSE Taiwan Index Contracts (Singapore)	52	9/2026	8,334,040	162,355
SGX MSCI Singapore Index Contracts (Singapore)	236	9/2026	10,108,583	77,172
TME 10Y Canadian Bond Contracts (Canada)	411	12/2026	34,755,367	(231,428)
TME 3M CORRA Contracts (Canada)	2	6/2028	348,948	(174)
TME 3M CORRA Contracts (Canada)	13	3/2027	2,286,103	(319)
TME 3M CORRA Contracts (Canada)	18	6/2027	3,156,770	(2,535)
TME 3M CORRA Contracts (Canada)	14	3/2028	2,444,028	(4,341)
TME 3M CORRA Contracts (Canada)	18	9/2027	3,149,789	(4,423)
TME 3M CORRA Contracts (Canada)	16	12/2027	2,795,628	(4,687)
TME 5Y Canadian Bond Contracts (Canada)	85	12/2026	6,849,922	(22,742)
TME S&P/TSX 60 Index Contracts (Canada)	133	9/2026	40,855,312	1,165,797
TOTAL LONG				10,248,651
SHORT
ASX 10Y Australian Treasury Bond Contracts (Australia)	(249)	9/2026	(19,096,397)	224,875
ASX 3Y Australia Treasury Bond Contracts (Australia)	(470)	9/2026	(34,930,247)	166,070
ASX 90 Day Bill Contract (Australia)	(85)	3/2027	(60,202,915)	23,052
ASX 90 Day Bill Contract (Australia)	(42)	9/2027	(29,752,398)	11,612
ASX 90 Day Bill Contract (Australia)	(54)	6/2027	(38,247,490)	15,903
ASX 90D Bill Contract (Australia)	(24)	12/2027	(17,003,857)	6,088
ASX 90D Bill Contracts (Australia)	(123)	12/2026	(87,125,652)	26,211
CBOT 2Y US Treasury Notes Contracts (United States)	(1,401)	12/2026	(287,599,031)	602,356
CBOT 5Y US Treasury Notes Contracts (United States)	(656)	12/2026	(69,377,125)	318,443
CBOT Corn Contracts (United States)	(1)	9/2027	(26,450)	(2,402)
CBOT Corn Contracts (United States)	(192)	12/2026	(5,162,400)	(606,875)
CBOT Corn Contracts (United States)	(8)	5/2027	(223,400)	(18,420)
CBOT Corn Contracts (United States)	(28)	3/2027	(773,150)	(81,432)
CBOT Corn Contracts (United States)	(5)	7/2027	(139,938)	(16,912)
CBOT E-Mini Dow Jones Industrial Average Index Contracts (United States)	(133)	9/2026	(35,404,600)	(953,374)
CBOT Hard Red Winter Wheat Contracts (United States)	(11)	5/2027	(470,250)	(33,990)
CBOT Hard Red Winter Wheat Contracts (United States)	(36)	3/2027	(1,532,250)	(129,864)
CBOT Hard Red Winter Wheat Contracts (United States)	(196)	12/2026	(8,212,400)	(989,872)
CBOT Soybean Contracts (United States)	(94)	11/2026	(6,053,600)	(538,295)
CBOT Soybean Contracts (United States)	(9)	1/2027	(586,463)	(37,922)
CBOT Soybean Meal Contracts (United States)	(3)	3/2027	(104,820)	(7,427)
CBOT Soybean Meal Contracts (United States)	(12)	10/2026	(406,320)	(21,100)
CBOT Soybean Meal Contracts (United States)	(2)	5/2027	(70,200)	(5,495)
CBOT Soybean Meal Contracts (United States)	(5)	1/2027	(173,900)	(13,582)
CBOT Soybean Meal Contracts (United States)	(46)	12/2026	(1,588,380)	(154,544)
CBOT Soybean Oil Contracts (United States)	(9)	10/2026	(382,482)	(8,302)
CBOT Soybean Oil Contracts (United States)	(53)	12/2026	(2,261,616)	(89,165)
CBOT Soybean Oil Contracts (United States)	(4)	1/2027	(170,664)	(4,372)
CBOT Soybean Oil Contracts (United States)	(2)	5/2027	(85,164)	(3,659)
CBOT Soybean Oil Contracts (United States)	(3)	3/2027	(127,890)	(4,687)
CBOT Soybeans Contracts (United States)	(2)	5/2027	(131,400)	(10,605)
CBOT Soybeans Contracts (United States)	(5)	3/2027	(327,250)	(22,962)
CBOT Wheat Contracts (United States)	(67)	12/2026	(2,592,900)	(308,116)
CBOT Wheat Contracts (United States)	(2)	5/2027	(79,350)	(8,630)
CBOT Wheat Contracts (United States)	(8)	3/2027	(315,300)	(37,670)
CBOT Wheat Contracts (United States)	(1)	7/2027	(39,288)	(3,590)
CME 3M SOFR Index Contracts (United States)	(683)	9/2028	(163,604,113)	863,128
CME 3M SOFR Index Contracts (United States)	(1,067)	3/2028	(255,453,138)	1,734,538
CME 3M SOFR Index Contracts (United States)	(1,017)	12/2027	(243,380,813)	1,825,479
CME 3M SOFR Index Contracts (United States)	(725)	6/2028	(173,637,500)	1,107,599
CME 3M US SOFR Index Contracts (United States)	(1,110)	3/2027	(266,164,125)	2,096,345
CME 3M US SOFR Index Contracts (United States)	(1,017)	6/2027	(243,533,363)	2,027,591
CME 3M US SOFR Index Contracts (United States)	(1,045)	9/2027	(250,081,563)	2,162,047
CME 3M US SOFR Index Contracts (United States)	(448)	12/2028	(107,312,800)	315,734
CME Canadian Dollar Contracts (United States)	(10)	12/2026	(725,300)	1,593
CME Canadian Dollar Contracts (United States)	(619)	9/2026	(44,701,085)	(190,813)
CME E-Mini Russell 2000 Index Contracts (United States)	(702)	9/2026	(103,850,370)	13,539
CME E-Mini Russell 2000 Index Contracts (United States)	(1)	12/2026	(149,978)	(9)
CME E-Mini S&P MidCap 400 Index Contracts (United States)	(18)	9/2026	(6,780,780)	38,494
CME Euro Contracts (United States)	(1,506)	9/2026	(218,793,563)	(876,347)
CME Euro Contracts (United States)	(30)	12/2026	(4,373,813)	15,093
CME Euro/NOK Cross-Currency Rate Contracts (United States)	(16)	9/2026	(2,326,154)	18,773
CME Euro/SWK Cross-Currency Rate Contracts (United States)	(16)	9/2026	(2,323,117)	(34,322)
CME Israel Sheckel Contracts (United States)	(19)	9/2026	(6,355,310)	123,596
CME Japanese Yen Contracts (United States)	(25)	12/2026	(1,971,563)	7,116
CME Japanese Yen Contracts (United States)	(917)	9/2026	(71,801,100)	194,157
CME Lean Hogs Contracts (United States)	(7)	12/2026	(207,620)	6,313
CME Lean Hogs Contracts (United States)	(3)	2/2027	(91,830)	3,993
CME Lean Hogs Contracts (United States)	(1)	4/2027	(32,830)	(982)
CME Lean Hogs Contracts (United States)	(27)	10/2026	(903,690)	11,975
CME Swiss Franc Contracts (United States)	(230)	9/2026	(35,622,688)	728,671
CME Swiss Franc Contracts (United States)	(8)	12/2026	(1,251,900)	5,210
COMEX Silver Bullion Contracts (United States)	(40)	12/2026	(13,398,000)	267,532
Eurex DAX Index Contracts (Germany)	(60)	9/2026	(45,868,448)	(1,254,487)
Eurex Euro STOXX 50 Contracts (Germany)	(157)	9/2026	(11,738,729)	(84,840)
Eurex Euro-Bobl Contracts (Germany)	(542)	9/2026	(71,329,160)	1,181,429
Eurex Euro-Bobl Contracts (Germany)	(25)	12/2026	(3,299,092)	5,836
Eurex Euro-Bund Contracts (Germany)	(17)	12/2026	(2,417,348)	5,842
Eurex Euro-Bund Contracts (Germany)	(349)	9/2026	(49,967,256)	1,032,959
Eurex Euro-Buxl Contracts (Germany)	(169)	9/2026	(20,348,660)	1,014,780
Eurex Euro-Buxl Contracts (Germany)	(5)	12/2026	(598,663)	4,437
Eurex Euro-OAT Contracts (Germany)	(170)	9/2026	(22,854,426)	669,536
Eurex Euro-OAT Contracts (Germany)	(6)	12/2026	(801,539)	2,517
Eurex Euro-Schatz Contracts (Germany)	(2,901)	9/2026	(354,807,987)	1,669,882
Eurex Euro-Schatz Contracts (Germany)	(208)	12/2026	(25,410,532)	14,231
Eurex Short-Term Euro-BTP Contracts (Germany)	(70)	9/2026	(8,632,523)	37,916
Eurex Short-Term Euro-BTP Contracts (Germany)	(5)	12/2026	(612,776)	982
Euronext CAC 40 Index Contracts (France)	(112)	9/2026	(10,859,563)	261,047
Euronext MATIF Rapeseed Contracts (France)	(1)	4/2027	(31,696)	(639)
Euronext MATIF Rapeseed Contracts (France)	(13)	1/2027	(412,612)	(7,356)
Euronext MATIF Rapeseed Contracts (France)	(72)	10/2026	(2,275,825)	(76,206)
Euronext MATIF Wheat Contracts (France)	(95)	3/2027	(1,355,892)	(45,220)
Euronext MATIF Wheat Contracts (France)	(3)	9/2026	(41,293)	(2,956)
Euronext MATIF Wheat Contracts (France)	(9)	9/2027	(124,663)	(3,480)
Euronext MATIF Wheat Contracts (France)	(25)	5/2027	(358,266)	(11,071)
Euronext MATIF Wheat Contracts (France)	(520)	12/2026	(7,406,624)	(514,105)
HKEX Hang Seng Index Contracts (Hong Kong)	(95)	9/2026	(5,139,377)	15,491
HKEX Hang Seng Tech Index Contracts (Hong Kong)	(156)	9/2026	(25,328,145)	149,199
ICE 3M EURIBOR Index Contracts (United Kingdom)	(248)	6/2028	(69,816,008)	287,235
ICE 3M EURIBOR Index Contracts (United Kingdom)	(335)	3/2028	(94,298,186)	396,948
ICE 3M EURIBOR Index Contracts (United States)	(815)	6/2027	(229,412,005)	734,343
ICE 3M EURIBOR Index Contracts (United States)	(581)	12/2027	(163,518,712)	684,782
ICE 3M EURIBOR Index Contracts (United States)	(689)	9/2027	(193,884,605)	753,037
ICE 3M EURIBOR Index Contracts (United States)	(1,064)	12/2026	(300,274,730)	356,050
ICE 3M EURIBOR Index Contracts (United States)	(115)	9/2028	(32,376,028)	129,404
ICE 3M EURIBOR Index Contracts (United States)	(806)	3/2027	(227,089,268)	521,690
ICE 3M SONIA Index Contracts (United Kingdom)	(84)	6/2027	(27,234,281)	49,773
ICE 3M SONIA Index Contracts (United States)	(86)	12/2027	(27,846,300)	94,335
ICE 3M SONIA Index Contracts (United States)	(102)	9/2027	(33,035,645)	91,939
ICE 3M SONIA Index Contracts (United States)	(104)	3/2027	(33,787,332)	18,222
ICE Canola Contracts (United States)	(15)	1/2027	(178,210)	(11,791)
ICE Canola Contracts (United States)	(216)	11/2026	(2,534,741)	(150,271)
ICE Canola Contracts (United States)	(1)	3/2027	(12,000)	(1,049)
ICE Cocoa Contracts (United States)	(2)	3/2027	(138,100)	(17,005)
ICE Cocoa Contracts (United KIngdom)	(2)	3/2027	(135,039)	(20,341)
ICE Cocoa Contracts (United Kingdom)	(5)	12/2026	(329,197)	(45,825)
ICE Cocoa Contracts (United Kingdom)	(1)	9/2026	(64,674)	(20,866)
ICE Cocoa Contracts (United States)	(15)	12/2026	(1,015,650)	(159,088)
ICE Cotton No 2 Contracts (United States)	(10)	12/2026	(465,700)	(26,660)
ICE Endex Bull Carbon Emission Contracts (Netherlands)	(8)	12/2026	(772,198)	5,968
ICE MSCI Emerging Markets Index Contracts (United States)	(263)	9/2026	(22,500,965)	1,092,934
ICE Natural Gas Contracts (Netherlands)	(20)	9/2026	(1,208,191)	(185,050)
ICE Natural Gas Contracts (Netherlands)	(5)	10/2026	(290,733)	(26,168)
ICE Sugar No 11 Contracts (United States)	(162)	9/2026	(3,231,446)	(577,376)
ICE US Sugar Contracts (United States)	(40)	2/2027	(843,584)	(102,155)
ICE WTI Crude Contracts (United Kingdom)	(1)	9/2026	(85,760)	(2,561)
ICE WTI Crude Contracts (United Kingdom)	(1)	10/2026	(84,060)	(2,591)
ICE WTI Crude Contracts (United Kingdom)	(1)	11/2026	(82,010)	(1)
ICE White Sugar Contracts (United Kingdom)	(27)	9/2026	(694,440)	(65,609)
ICE White Sugar Contracts (United Kingdom)	(16)	11/2026	(416,240)	(13,960)
ICE White Sugar Contracts (United Kingdom)	(5)	2/2027	(130,750)	(8,006)
JSE FTSE TOP 40 Index Contracts (South Africa)	(107)	9/2026	(7,203,609)	(73,486)
KRX 10Y Korea Treasury Bond Contracts (South Korea)	(146)	9/2026	(11,274,960)	73,496
KRX 3Y Korea Treasury Bond Contracts (South Korea)	(97)	9/2026	(7,323,472)	(6,712)
MEFF IBEX 35 Index Contracts (Spain)	(7)	9/2026	(1,627,999)	53
NSE IFSC Nifty 50 Index Contracts (India)	(59)	9/2026	(2,858,668)	15,883
NYMEX Palladium Bullion Contracts (United States)	(28)	12/2026	(3,859,240)	(85,603)
NYMEX Platinum Bullion Contracts (United States)	(23)	10/2026	(2,063,330)	(82,736)
NYMEX WTI Crude Oil Contracts (United States)	(18)	9/2026	(1,543,680)	(28,933)
NYMEX WTI Crude Oil Contracts (United States)	(2)	10/2026	(168,120)	(5,074)
NYMEX WTI Crude Oil Contracts (United States)	(2)	11/2026	(164,140)	(2,334)
OSE 10Y Japan Treasury Bond Contracts (Japan)	(22)	9/2026	(17,347,981)	172,311
OSE Nikkei 225 Index Contracts (Japan)	(1)	12/2026	(413,496)	(4)
OSE Nikkei 225 Index Contracts (Japan)	(15)	12/2026	(622,629)	(4,827)
OSE Nikkei 225 Index Contracts (Japan)	(33)	9/2026	(13,726,761)	(244,870)
OSE Nikkei 225 Index Contracts (Japan)	(279)	9/2026	(11,605,352)	(211,570)
SGX Nikkei 225 Index Contracts (Singapore)	(22)	9/2026	(4,576,620)	(94,934)
TME 2Y Canadian Bond Contracts (Canada)	(13)	12/2026	(982,164)	1,176
TOTAL SHORT				17,015,236
TOTAL FUTURES CONTRACTS				27,263,887

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

AUD	653,000	USD	467,885	JPMorgan Chase Bank NA	9/2026	(128)
AUD	561,000	USD	401,928	UBS AG	9/2026	(72)
CHF	4,882	USD	6,036	UBS AG	9/2026	3
CHF	2,335	USD	2,889	UBS AG	9/2026	0
CHF	54,000	USD	67,789	Goldman Sachs International	9/2026	(785)
CHF	582,000	USD	722,084	HSBC Bank PLC	9/2026	67
CHF	487,000	USD	614,814	UBS AG	9/2026	(10,540)
CHF	27,000	USD	33,631	UBS AG	9/2026	(129)
CNY	2,611,000	USD	389,213	HSBC Bank PLC	9/2026	208
EUR	1,466	USD	1,704	HSBC Bank PLC	9/2026	0
GBP	74	USD	100	UBS AG	9/2026	0
HKD	3,704,000	USD	473,073	UBS AG	9/2026	(150)
HKD	9,046,000	USD	1,154,819	UBS AG	9/2026	164
JPY	118,861,000	USD	749,838	UBS AG	9/2026	(4,194)
KRW	1,132,743,000	USD	824,017	Goldman Sachs International	9/2026	4,742
KRW	2,422,377,000	USD	1,752,590	JPMorgan Chase Bank NA	9/2026	19,716
TWD	6,736,000	USD	212,231	Goldman Sachs International	9/2026	585
TWD	17,780,000	USD	559,255	HSBC Bank PLC	9/2026	2,483
TWD	4,819,000	USD	152,146	HSBC Bank PLC	9/2026	104
TWD	5,743,000	USD	181,787	JPMorgan Chase Bank NA	9/2026	(343)
TWD	65,253,000	USD	2,050,555	UBS AG	9/2026	11,035
USD	85,881	AUD	120,018	JPMorgan Chase Bank NA	9/2026	(124)
USD	642	AUD	896	JPMorgan Chase Bank NA	9/2026	0
USD	628,138	AUD	876,357	UBS AG	9/2026	141
USD	636,745	AUD	893,000	Morgan Stanley	9/2026	(2,930)
USD	7,979,149	AUD	11,200,000	UBS AG	9/2026	(43,646)
USD	8,467	CAD	11,764	UBS AG	9/2026	(21)
USD	20,949,816	CAD	28,777,000	HSBC Bank PLC	9/2026	161,342
USD	472,935	CHF	382,352	HSBC Bank PLC	9/2026	(68)
USD	58,960	CHF	47,000	Goldman Sachs International	9/2026	642
USD	208,242	CHF	167,000	UBS AG	9/2026	1,027
USD	1,088,141	CHF	870,000	UBS AG	9/2026	8,636
USD	6,201	CHF	5,000	UBS AG	9/2026	(3)
USD	6,145,139	CNY	41,206,000	UBS AG	9/2026	(577)
USD	97,486	EUR	84,066	Goldman Sachs International	9/2026	(161)
USD	1,109,335	EUR	957,079	UBS AG	9/2026	(2,360)
USD	126,115,625	EUR	107,675,000	JPMorgan Chase Bank NA	9/2026	914,322
USD	779,118	GBP	573,247	HSBC Bank PLC	9/2026	2,368
USD	77,279	GBP	56,867	UBS AG	9/2026	224
USD	47,470,813	GBP	34,763,000	JPMorgan Chase Bank NA	9/2026	365,540
USD	9,956,713	HKD	77,991,000	HSBC Bank PLC	9/2026	(1,090)
USD	41,859	JPY	6,650,910	UBS AG	9/2026	226
USD	10,017,626	JPY	1,581,136,000	UBS AG	9/2026	98,765
USD	2,475,685	KRW	3,417,658,000	Goldman Sachs International	9/2026	(24,807)
USD	4,506,969	KRW	6,285,238,000	HSBC Bank PLC	9/2026	(91,557)
USD	430,208	KRW	593,596,000	JPMorgan Chase Bank NA	9/2026	(4,090)
USD	6,063,491	NOK	56,440,000	Goldman Sachs International	9/2026	25,240
USD	325,178	NOK	3,040,000	HSBC Bank PLC	9/2026	(58)
USD	5,583,541	SEK	52,648,000	UBS AG	9/2026	78,247
USD	8,618,239	THB	282,474,000	HSBC Bank PLC	9/2026	79,273
USD	145,848	TWD	4,633,000	Goldman Sachs International	9/2026	(526)
USD	262,551	TWD	8,331,000	JPMorgan Chase Bank NA	9/2026	(657)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						1,586,084
Unrealized Appreciation						1,775,100
Unrealized Depreciation						(189,016)

Credit Default Swaps
Underlying Reference	Rating(3)	Maturity Date	Clearinghouse / Counterparty(1)	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(4)(5)		Value ($)(3)	Upfront Premium Received/ (Paid) ($)(2)	Unrealized Appreciation/ (Depreciation) ($)
Sell Protection
5Y CDX NA IG Series 45 Index	NR	6/2031	ICE	5%	Quarterly	EUR	26,000,000	1,074,519	0	1,074,519
iTraxx Europe Series 45 Index	NR	6/2031	ICE	1%	Quarterly	EUR	73,000,000	680,562	0	680,562
5Y CDX NA IG Series 46 Index	NR	6/2031	ICE	1%	Quarterly		134,000,000	760,660	0	760,660
5Y CDX EM CDSI Series 45 Index	NR	6/2031	ICE	1%	Quarterly		6,000,000	163,505	0	163,505
CDX NA HY Series 46 Index	NR	6/2031	ICE	5%	Quarterly		10,780,000	495,062	0	495,062

TOTAL CREDIT DEFAULT SWAPS								3,174,308	0	3,174,308

(1)Swaps with Intercontinental Exchange (ICE) are centrally cleared swaps.

(2)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(3)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

(4)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

(5)Notional amount is stated in U.S. Dollars unless otherwise noted.

Total Return Swaps

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SOFR-1D benchmark ranging from 3.66% to 3.69% plus or minus a specified spread ranging from (3.25)% to .31% on short/long CFDs, respectively, which is denominated in USD based on the local currencies of the positions within the swap as applicable.	Goldman Sachs International	11/2040 - 8/2041	223,689,876	(164,706)	372,858	208,152

The following table represents disclosures associated with the underlying components of the total return basket swap at period end, and percentages shown are based on total swap value.

Reference Entity				Shares/Principal Amount	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG
Common Stocks
UNITED STATES -18.0%
Health Care - 18.0%
Health Care Equipment & Supplies - 18.0%
Dexcom Inc (1)				156,310	14,233,589	37,514
TOTAL HEALTH CARE					14,233,589	37,514
TOTAL UNITED STATES					14,233,589	37,514
TOTAL LONG					14,233,589	37,514

SHORT
Common Stocks
KOREA (SOUTH) -(247.5)%
Financials - (150.4)%
Banks - (150.4)%
Hana Financial Group Inc				(106,556)	(10,622,167)	(313,034)
TOTAL FINANCIALS					(10,622,167)	(313,034)
Industrials - (97.1)%
Electrical Equipment - (97.1)%
LG Energy Solution Ltd (1)				(24,789)	(6,853,149)	(202,179)
TOTAL INDUSTRIALS					(6,853,149)	(202,179)
TOTAL KOREA (SOUTH)					(17,475,316)	(515,213)
SINGAPORE -35.9%
Industrials - 35.9%
Ground Transportation - 35.9%
Grab Holdings Ltd Class A (1)				(1,068,932)	(3,784,019)	74,825
TOTAL INDUSTRIALS					(3,784,019)	74,825
TOTAL SINGAPORE					(3,784,019)	74,825
TAIWAN -(27.5)%
Communication Services - (2.8)%
Diversified Telecommunication Services - (2.8)%
Chunghwa Telecom Co Ltd				(260,000)	(1,115,246)	(5,884)
TOTAL COMMUNICATION SERVICES					(1,115,246)	(5,884)
Financials - (24.7)%
Insurance - (24.7)%
Fubon Financial Holding Co Ltd				(593,000)	(2,693,697)	(51,460)
TOTAL FINANCIALS					(2,693,697)	(51,460)
TOTAL TAIWAN					(3,808,942)	(57,344)
UNITED STATES -142.0%
Communication Services - 6.6%
Diversified Telecommunication Services - 6.6%
Verizon Communications Inc				(172,087)	(8,607,792)	13,767
TOTAL COMMUNICATION SERVICES					(8,607,792)	13,767
Consumer Discretionary - 122.8%
Hotels, Restaurants & Leisure - 35.7%
Royal Caribbean Cruises Ltd				(6,963)	(1,871,237)	74,295
Household Durables - 48.9%
NVR Inc (1)				(1,257)	(7,938,244)	101,867
Textiles, Apparel & Luxury Goods - 38.2%
Lululemon Athletica Inc (1)				(41,304)	(4,967,219)	22,717
NIKE Inc Class B				(105,044)	(4,103,019)	56,724
					(9,070,238)	79,441
TOTAL CONSUMER DISCRETIONARY					(18,879,718)	255,603
Consumer Staples - (64.6)%
Beverages - 31.8%
Primo Brands Corp Class A				(367,635)	(8,389,431)	66,174
Consumer Staples Distribution & Retail - (71.8)%
Walmart Inc				(84,011)	(8,810,234)	(149,540)
Household Products - (24.6)%
Procter & Gamble Co/The				(38,181)	(5,540,827)	(51,163)
TOTAL CONSUMER STAPLES					(22,740,491)	(134,528)
Financials - 246.0%
Banks - 57.5%
Citigroup Inc				(93,530)	(12,310,419)	119,718
Capital Markets - 47.1%
CME Group Inc Class A				(38,491)	(10,989,181)	11,547
Nasdaq Inc				(123,492)	(12,177,546)	86,444
					(23,166,727)	97,992
Consumer Finance - 20.5%
American Express Co				(14,101)	(4,655,727)	42,726
Insurance - 120.9%
Kinsale Capital Group Inc				(26,602)	(9,946,488)	178,499
Markel Group Inc (1)				(4,631)	(8,349,276)	73,077
					(18,295,764)	251,577
TOTAL FINANCIALS					(58,428,636)	512,013
Health Care - 22.2%
Health Care Providers & Services - 22.2%
HCA Healthcare Inc				(13,685)	(5,671,748)	46,118
TOTAL HEALTH CARE					(5,671,748)	46,118
Industrials - 278.8%
Aerospace & Defense - 204.0%
Howmet Aerospace Inc				(21,342)	(5,227,723)	424,706
Building Products - 62.6%
Lennox International Inc				(12,125)	(4,639,510)	130,344
Electrical Equipment - 12.2%
Eaton Corp PLC				(28,139)	(11,308,501)	25,325
TOTAL INDUSTRIALS					(21,175,734)	580,375
Information Technology - (469.8)%
IT Services - 22.1%
IBM Corporation				(26,685)	(6,240,821)	45,898
Semiconductors & Semiconductor Equipment - (140.8)%
QUALCOMM Inc				(46,607)	(7,945,561)	(293,158)
Software - (407.3)%
Crowdstrike Holdings Inc Class A (1)				(38,096)	(8,800,176)	(480,010)
Palo Alto Networks Inc (1)				(34,900)	(13,336,337)	(367,846)
					(22,136,513)	(847,856)
Technology Hardware, Storage & Peripherals - 56.3%
NetApp Inc				(67,791)	(12,560,994)	117,278
TOTAL INFORMATION TECHNOLOGY					(48,883,890)	(977,837)
TOTAL UNITED STATES					(184,388,010)	295,511
TOTAL COMMON STOCKS					(209,456,287)	(202,220)
TOTAL SHORT					(209,456,287)	(202,220)

TOTAL SWAP COMPONENTS					(195,222,699)	(164,706)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the BBSW-1M benchmark of 4.30% plus or minus a specified spread ranging from (.25)% to (.15)% on short/long CFDs, respectively, which is denominated in AUD based on the local currencies of the positions within the swap as applicable.	Goldman Sachs International	7/2040 - 7/2041	24,387,258	(295,906)	75,912	(219,994)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the CORRA-1D benchmark of 2.25% plus or minus a specified spread of (.25)% on short/long CFDs, respectively, which is denominated in CAD based on the local currencies of the positions within the swap as applicable.	Goldman Sachs International	5/2041	5,012,653	105,398	9,742	115,140

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SARON-1D benchmark of (.05)% plus or minus a specified spread of (.36)% on short/long CFDs, respectively, which is denominated in CHF based on the local currencies of the positions within the swap as applicable.	Goldman Sachs International	5/2041	24,406,173	46,462	(8,055)	38,407

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the ESTR-1D benchmark of 2.19% plus or minus a specified spread of (.20)% on short/long CFDs, respectively, which is denominated in EUR based on the local currencies of the positions within the swap as applicable.	Goldman Sachs International	2/2041 - 8/2041	56,270,509	(388,041)	79,233	(308,808)

The following table represents disclosures associated with the underlying components of the total return basket swap at period end, and percentages shown are based on total swap value.

Reference Entity				Shares/Principal Amount	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
SHORT
Common Stocks
FINLAND -(3.3)%
Industrials - (3.3)%
Machinery - (3.3)%
Metso Oyj				(15,223)	(314,921)	10,071
TOTAL INDUSTRIALS					(314,921)	10,071
TOTAL FINLAND					(314,921)	10,071
FRANCE -25.8%
Consumer Discretionary - 13.7%
Textiles, Apparel & Luxury Goods - 13.7%
LVMH Moet Hennessy Louis Vuitton SE				(9,301)	(4,876,261)	(42,457)
TOTAL CONSUMER DISCRETIONARY					(4,876,261)	(42,457)
Health Care - 12.1%
Health Care Equipment & Supplies - 12.1%
EssilorLuxottica SA				(14,182)	(2,631,865)	(37,214)
TOTAL HEALTH CARE					(2,631,865)	(37,214)
TOTAL FRANCE					(7,508,127)	(79,672)
GERMANY -23.7%
Consumer Discretionary - 50.3%
Automobiles - 50.3%
Volkswagen AG non-voting shares				(63,939)	(5,726,052)	(155,460)
TOTAL CONSUMER DISCRETIONARY					(5,726,052)	(155,460)
Financials - 21.1%
Capital Markets - 21.1%
Deutsche Bank AG (United States)				(256,045)	(10,308,198)	(65,085)
TOTAL FINANCIALS					(10,308,198)	(65,085)
Information Technology - (66.7)%
Semiconductors & Semiconductor Equipment - (66.7)%
AIXTRON SE				(136,553)	(5,676,764)	206,003
TOTAL INFORMATION TECHNOLOGY					(5,676,764)	206,003
Utilities - 19.0%
Multi-Utilities - 19.0%
E.ON SE				(311,670)	(6,435,850)	(58,680)
TOTAL UTILITIES					(6,435,850)	(58,680)
TOTAL GERMANY					(28,146,864)	(73,221)
ITALY -15.8%
Financials - 2.8%
Banks - 2.8%
Banco BPM SpA				(47,267)	(882,840)	(8,502)
TOTAL FINANCIALS					(882,840)	(8,502)
Utilities - 13.1%
Electric Utilities - 13.1%
Enel SpA				(749,726)	(8,198,531)	(40,332)
TOTAL UTILITIES					(8,198,531)	(40,332)
TOTAL ITALY					(9,081,371)	(48,835)
UNITED STATES -63.6%
Consumer Discretionary - 72.4%
Automobiles - 72.4%
Stellantis NV				(1,074,299)	(5,934,160)	(223,664)
TOTAL CONSUMER DISCRETIONARY					(5,934,160)	(223,664)
Industrials - (8.8)%
Construction & Engineering - (8.8)%
Ferrovial NV				(90,278)	(5,285,066)	27,280
TOTAL INDUSTRIALS					(5,285,066)	27,280
TOTAL UNITED STATES					(11,219,226)	(196,384)
TOTAL COMMON STOCKS					(56,270,509)	(388,041)
TOTAL SHORT					(56,270,509)	(388,041)

TOTAL SWAP COMPONENTS					(56,270,509)	(388,041)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SONIA-1D benchmark of 3.73% plus or minus a specified spread of (.17)% on short/long CFDs, respectively, which is denominated in GBP based on the local currencies of the positions within the swap as applicable.	Goldman Sachs International	2/2041 - 5/2041	27,433,217	440,950	(301,085)	139,865

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SOFR-1D benchmark of 3.64% plus or minus a specified spread ranging from (.30)% to .10% on short/long CFDs, respectively, which is denominated in USD based on the local currencies of the positions within the swap as applicable.	JPMorgan Chase Bank NA	7/2030 - 7/2031	33,753,636	(1,308,907)	23,502	(1,285,405)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the BBSW-1M benchmark of 4.30% plus or minus a specified spread ranging from (.30)% to (.10)% on short/long CFDs, respectively, which is denominated in AUD based on the local currencies of the positions within the swap as applicable.	JPMorgan Chase Bank NA	7/2030 - 1/2031	956,226	41,261	1,809	43,070

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the CORRA-1D benchmark of 2.25% plus or minus a specified spread of (.19)% on short/long CFDs, respectively, which is denominated in CAD based on the local currencies of the positions within the swap as applicable.	JPMorgan Chase Bank NA	7/2030	5,659,467	347,893	(51,989)	295,904

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SARON-1D benchmark of (.05)% plus or minus a specified spread ranging from (.10)% to (.05)% on short/long CFDs, respectively, which is denominated in CHF based on the local currencies of the positions within the swap as applicable.	JPMorgan Chase Bank NA	11/2030 - 7/2031	5,167,966	67,938	(463)	67,475

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the ESTR-1D benchmark of 2.19% plus or minus a specified spread of (.05)% on short/long CFDs, respectively, which is denominated in EUR based on the local currencies of the positions within the swap as applicable.	JPMorgan Chase Bank NA	5/2031	1,833,716	(11,785)	963	(10,822)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SONIA-1D benchmark of 3.73% plus or minus a specified spread of .40% on short/long CFDs, respectively, which is denominated in GBP based on the local currencies of the positions within the swap as applicable.	JPMorgan Chase Bank NA	7/2030	1,779,654	(3,693)	33,157	29,464

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the HIBOR-1M benchmark of 2.85% plus or minus a specified spread of (.09)% on short/long CFDs, respectively, which is denominated in HKD based on the local currencies of the positions within the swap as applicable.	JPMorgan Chase Bank NA	3/2031	11,691,310	(1,243,614)	7,330	(1,236,284)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the TONAR-1D benchmark of .98% plus or minus a specified spread ranging from (.17)% to .20% on short/long CFDs, respectively, which is denominated in JPY based on the local currencies of the positions within the swap as applicable.	JPMorgan Chase Bank NA	7/2030 - 6/2031	51,977,899	241,740	(118,803)	122,937

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the STIBO-1M benchmark of 1.85% plus or minus a specified spread of (.05)% on short/long CFDs, respectively, which is denominated in SEK based on the local currencies of the positions within the swap as applicable.	JPMorgan Chase Bank NA	6/2031	3,717,101	41,927	(7,430)	34,497

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SOFR-1D benchmark ranging from 3.64% to 3.66% plus or minus a specified spread ranging from (.25)% to (.10)% on short/long CFDs, respectively, which is denominated in USD based on the local currencies of the positions within the swap as applicable.	Morgan Stanley	6/2027 - 10/2027	39,769,490	2,311,163	12,692	2,323,855

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the CORRA-1D benchmark of 2.25% plus or minus a specified spread of (.20)% on short/long CFDs, respectively, which is denominated in CAD based on the local currencies of the positions within the swap as applicable.	Morgan Stanley	6/2027	6,621,010	(574,693)	10,633	(564,060)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SARON-1D benchmark of (.06)% plus or minus a specified spread of .14% on short/long CFDs, respectively, which is denominated in CHF based on the local currencies of the positions within the swap as applicable.	Morgan Stanley	6/2027	30,738,279	(325,688)	(11,749)	(337,437)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the ESTR-1D benchmark of 2.19% plus or minus a specified spread of .20% on short/long CFDs, respectively, which is denominated in EUR based on the local currencies of the positions within the swap as applicable.	Morgan Stanley	6/2027	14,500,689	(453,758)	(17,145)	(470,903)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the NIBOR-1M benchmark of 4.39% plus or minus a specified spread of (.20)% on short/long CFDs, respectively, which is denominated in NOK based on the local currencies of the positions within the swap as applicable.	Morgan Stanley	6/2027	6,315,975	(309,939)	4,767	(305,172)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SOFR-1D benchmark ranging from 3.62% to 3.66% plus or minus a specified spread ranging from .08% to .23% on short/long CFDs, respectively, which is denominated in USD based on the local currencies of the positions within the swap as applicable.	HSBC Bank PLC	10/2026	20,146,371	549,720	16,339	566,059

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SOFR-1D benchmark of 3.64% plus or minus a specified spread ranging from (.24)% to (.09)% on short/long CFDs, respectively, which is denominated in USD based on the local currencies of the positions within the swap as applicable.	UBS AG	6/2028 - 7/2028	22,126,120	99,253	(19,004)	80,249

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SARON-1D benchmark of (.06)% plus or minus a specified spread of (.20)% on short/long CFDs, respectively, which is denominated in CHF based on the local currencies of the positions within the swap as applicable.	UBS AG	8/2028	17,053,857	258,435	(871)	257,564

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the ESTR-1D benchmark of 2.19% plus or minus a specified spread ranging from (.25)% to .35% on short/long CFDs, respectively, which is denominated in EUR based on the local currencies of the positions within the swap as applicable.	UBS AG	8/2028 - 2/2029	81,440,087	(772,262)	12,070	(760,192)

The following table represents disclosures associated with the underlying components of the total return basket swap at period end, and percentages shown are based on total swap value.

Reference Entity				Shares/Principal Amount	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG
Common Stocks
GERMANY -30.3%
Health Care - 30.3%
Health Care Providers & Services - 30.3%
Fresenius SE & Co KGaA				249,370	13,105,473	(229,979)
TOTAL HEALTH CARE					13,105,473	(229,979)
TOTAL GERMANY					13,105,473	(229,979)
ITALY -0.4%
Financials - 0.4%
Capital Markets - 0.4%
Banca Generali SpA				6,774	519,704	(2,768)
TOTAL FINANCIALS					519,704	(2,768)
TOTAL ITALY					519,704	(2,768)
TOTAL COMMON STOCKS					13,625,177	(232,747)
TOTAL LONG					13,625,177	(232,747)

SHORT
Common Stocks
FINLAND -48.4%
Industrials - (0.8)%
Machinery - (0.8)%
Metso Oyj				(197,428)	(4,084,234)	6,272
TOTAL INDUSTRIALS					(4,084,234)	6,272
Materials - 2.3%
Paper & Forest Products - 2.3%
UPM-Kymmene Oyj				(159,149)	(4,443,239)	(17,569)
TOTAL MATERIALS					(4,443,239)	(17,569)
Utilities - 46.9%
Electric Utilities - 46.9%
Fortum Oyj				(367,531)	(8,845,485)	(356,856)
TOTAL UTILITIES					(8,845,485)	(356,856)
TOTAL FINLAND					(17,372,958)	(368,152)
GERMANY -40.0%
Consumer Discretionary - 3.8%
Automobiles - 3.8%
Volkswagen AG non-voting shares				(7,593)	(679,990)	(28,890)
TOTAL CONSUMER DISCRETIONARY					(679,990)	(28,890)
Financials - 23.4%
Insurance - 23.4%
Hannover Rueck SE				(25,473)	(7,639,664)	(177,879)
TOTAL FINANCIALS					(7,639,664)	(177,879)
Materials - 10.0%
Chemicals - 10.0%
BASF SE				(155,732)	(9,561,163)	(75,847)
TOTAL MATERIALS					(9,561,163)	(75,847)
Utilities - 2.8%
Multi-Utilities - 2.8%
E.ON SE				(53,696)	(1,108,799)	(21,406)
TOTAL UTILITIES					(1,108,799)	(21,406)
TOTAL GERMANY					(18,989,616)	(304,022)
ITALY -(11.1)%
Financials - (10.2)%
Banks - (10.2)%
Banco BPM SpA				(300,211)	(5,607,258)	77,206
TOTAL FINANCIALS					(5,607,258)	77,206
Utilities - (0.9)%
Electric Utilities - (0.9)%
Enel SpA				(58,558)	(640,353)	7,206
TOTAL UTILITIES					(640,353)	7,206
TOTAL ITALY					(6,247,612)	84,412
SPAIN -(10.2)%
Financials - (17.1)%
Banks - (17.1)%
CaixaBank SA				(810,522)	(12,358,734)	130,233
TOTAL FINANCIALS					(12,358,734)	130,233
Utilities - 6.9%
Electric Utilities - 6.9%
Endesa SA				(254,092)	(12,425,418)	(52,683)
TOTAL UTILITIES					(12,425,418)	(52,683)
TOTAL SPAIN					(24,784,152)	77,549
UNITED STATES -3.9%
Consumer Discretionary - 3.9%
Automobiles - 3.9%
Stellantis NV				(76,139)	(420,573)	(29,302)
TOTAL CONSUMER DISCRETIONARY					(420,573)	(29,302)
TOTAL UNITED STATES					(420,573)	(29,302)
TOTAL COMMON STOCKS					(67,814,910)	(539,515)
TOTAL SHORT					(67,814,910)	(539,515)

TOTAL SWAP COMPONENTS					(54,189,733)	(772,262)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SONIA-1D benchmark of 3.73% plus or minus a specified spread ranging from (.15)% to (.12)% on short/long CFDs, respectively, which is denominated in GBP based on the local currencies of the positions within the swap as applicable.	UBS AG	10/2028	8,601,595	(83,253)	(22,731)	(105,984)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the TONAR-1D benchmark of .98% plus or minus a specified spread of .22% on short/long CFDs, respectively, which is denominated in JPY based on the local currencies of the positions within the swap as applicable.	UBS AG	6/2028	14,991,101	53,937	(2,945)	50,992

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the STIBO-1M benchmark of 1.85% plus or minus a specified spread of (.10)% on short/long CFDs, respectively, which is denominated in SEK based on the local currencies of the positions within the swap as applicable.	UBS AG	7/2029	299,916	(909)	112	(797)

(1) Non-income producing.

Benchmark Abbreviations
BBSW-1M	Bank Bill Swap Rate
CORRA-1D	Canadian Overnight Repo Rate Average
ESTR-1D	Euro Short-Term Rate
HIBOR-1M	Hong Kong Interbank Offered Rate
NIBOR-1M	Norwegian Interbank Offered Rate
SARON-1D	Swiss Average Rate Overnight
SOFR-1D	Secured Overnight Financing Rate
SONIA-1D	Sterling Overnight Average
STIBO-1M	Stockholm Interbank Offered Rate
TONAR-1D	Tokyo Overnight Average Rate
Currency Abbreviations
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CNY	-	Chinese (Peoples Rep) Yuan
EUR	-	European Monetary Unit (Euro)
GBP	-	British Pound Sterling
HKD	-	Hong Kong Dollar
JPY	-	Japanese Yen
KRW	-	Korean Won
NOK	-	Norwegian Krone
SEK	-	Swedish Krona
THB	-	Thai Baht
TWD	-	Taiwan Dollar
USD	-	United States Dollar

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $18,290,205 or 0.3% of net assets.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,290,205 or 0.3% of net assets.

(d)	Affiliated fund.
(e)	Includes $118,624,756 of cash collateral to cover margin requirements for futures contracts.
(f)	Includes $13,844,454 of cash collateral segregated to cover margin requirements for centrally cleared swaps.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	2,870,774	6,014,562	4,068,067	25,788	-	-	4,817,269	4,816,306
Fidelity Investments Money Market Government Portfolio - Institutional Class	446,440,616	231,809,304	200,877,062	4,224,727	-	-	477,372,858	477,372,858
Fidelity SAI Alternative Risk Premia Commodity Strategy Fund	55,269,764	-	-	-	-	(425,697)	54,844,067	7,094,963
Fidelity SAI Alternative Risk Premia Currency Strategy Fund	72,957,036	-	20,000,000	-	(825,529)	2,583,300	54,714,807	5,921,516
Fidelity SAI Convertible Arbitrage Fund	677,726,918	-	-	-	-	4,827,974	682,554,892	60,349,681
Fidelity SAI Managed Futures Fund	241,927,359	42,500,000	-	-	-	10,650,507	295,077,866	24,943,184
Fidelity SAI Merger Arbitrage Fund	606,173,256	50,000,001	-	-	-	13,253,712	669,426,969	63,153,488
	2,103,365,723	330,323,867	224,945,129	4,250,515	(825,529)	30,889,796	2,238,808,728

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Consolidated Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

The Fund used futures contracts to manage its exposure to the commodities market.

The Fund used futures contracts to manage its exposure to certain foreign currencies.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded options to manage its exposure to the stock market.

Open options at period end are presented in the Consolidated Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Consolidated Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Consolidated Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Total Return Swaps: Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund entered into total return swaps to manage its market exposure.

Open swaps at period end are included in the Consolidated Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's consolidated schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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